Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 16. Commitments and Contingencies

Capital Leases.  The Company leases certain equipment under agreements classified as capital leases. The future minimum lease payments, including interest, at December 31, 2017 are $0.6 million, $0.4 million, and $0.1 million in 2018, 2019, and 2020, respectively. After reducing these amounts for interest of $0.2 million, the present value of the minimum lease payments at December 31, 2017 is $0.9 million.

Operating Leases.  The Company leases land and certain equipment, including some of our slot machines, timing and photo finish equipment, videotape and closed circuit television equipment, and certain pari‑mutuel equipment, under operating leases. Future minimum payments under non‑cancellable operating leases with initial terms of one year or more consisted of the following at December 31, 2017 (in thousands):

Leases
2018	$12,057
2019	10,034
2020	8,400
2021	7,539
2022	6,628
Thereafter	143,530
$188,188

Total rental expense under operating leases totaled $28.2 million, $17.0 million and $14.0 million for the years ended December 31, 2017, 2016 and 2015, respectively. Included in the $28.2 million is rent for land upon which the Eldorado Reno resides of $0.6 million in each of the years ended December 31, 2017, 2016 and 2015 which was paid to C. S. & Y. Associates which is an entity partially owned by Recreational Enterprises, Inc. (“REI”). The Company’s Chief Executive Officer and Chairman of the Board, Gary L. Carano, and its Senior Vice President of Regional operations, Gene Carano, are the directors of REI and members of the Carano family, including Gary L. Carano and Gene Carano, own the equity interests in REI. This rental agreement expires June 30, 2027 and the rental payments are more fully described in Note 17, Related Affiliates.

Litigation.  The Company is a party to various legal and administrative proceedings, which have arisen in the normal course of its business. Estimated losses are accrued for these proceedings when the loss is probable and can be estimated. The current liability for the estimated losses associated with these proceedings is not material to the Company’s consolidated financial condition and those estimated losses are not expected to have a material impact on its results of operations. In addition, the Company maintains what it believes is adequate insurance coverage to further mitigate the risks of such proceedings. However, such proceedings can be costly, time consuming and unpredictable and, therefore, no assurance can be given that the final outcome of such proceedings may not materially impact the Company’s consolidated financial condition or results of operations. Further, no assurance can be given that the amount of scope of existing insurance coverage will be sufficient to cover losses arising from such matter.

Collective Bargaining Agreements. As of December 31, 2017, we had approximately 12,500 employees. As of such date, we had 11 collective bargaining agreements covering approximately 970 employees. Three collective bargaining agreements are scheduled to expire in 2018. There can be no assurance that we will be able to extend or enter into replacement agreements. If we are able to extend or enter into replacement agreements, there can be no assurance as to whether the terms will on comparable terms to the existing agreements.

Agreements with Horsemen and Pari-mutuel Clerks.  The Federal Interstate Horse Racing Act and the state racing laws in West Virginia, Ohio and Pennsylvania require that, in order to simulcast races, we have written agreements with the horse owners and trainers at those racetracks. In addition, in order to operate slot machines in West Virginia, we are required to enter into written agreements regarding the proceeds of the slot machines (a “proceeds agreement”) with a representative of a majority of the horse owners and trainers and with a representative of a majority of the pari‑mutuel clerks. In Pennsylvania and Ohio, we must have an agreement with the representative of the horse owners. We have the requisite agreements in place with the horsemen at Mountaineer until December 31, 2018. With respect to the Mountaineer pari‑mutuel clerks, we have a labor agreement in force until November 30, 2018, which will automatically renew for an additional one-year period, and a proceeds agreement until April 14, 2018. We are required to have a proceeds agreement in effect on July 1 of each year with the horsemen and the pari‑mutuel clerks as a condition to renewal of our video lottery license for such year. If the requisite proceeds agreement is not in place as of July 1 of a particular year, Mountaineer’s application for renewal of its video lottery license could be denied, in which case Mountaineer would not be permitted to operate either its slot machines or table games. Scioto Downs has the requisite agreement in place with the OHHA until December 31, 2023, with automatic two‑year renewals unless either party requests re‑negotiation pursuant to its terms. Presque Isle Downs has the requisite agreement in place with the Pennsylvania Horsemen’s Benevolent and Protective Association until May 1, 2019. With the exception of the respective Mountaineer, Presque Isle Downs and Scioto Downs horsemen’s agreements and the agreement between Mountaineer and the pari‑mutuel clerks’ union described above, each of the agreements referred to in this paragraph may be terminated upon written notice by either party.